COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2011
COMMITMENTS AND CONTINGENCIES

14. COMMITMENTS AND CONTINGENCIES

As of March 31, 2011, Kyocera had contractual obligations for the acquisition or construction of property, plant and equipment aggregating ¥13,111 million due within one year.

Kyocera is a lessee under long-term operating leases primarily for office space and equipment. Rental expenses for operating leases were ¥9,298 million, ¥9,210 million and ¥8,310 million for the years ended March 31, 2009, 2010 and 2011, respectively.

The future minimum lease commitments under non-cancelable operating leases at March 31, 2011 are as follows:

Years ending March 31,	(Yen in millions)
2012	¥4,866
2013	3,051
2014	1,837
2015	1,084
2016	596
2017 and thereafter	959

¥12,393

Kyocera has entered into purchase agreements for a certain portion of an anticipated quantity of materials used in its operations. Under those agreements, during the year ended March 31, 2011, Kyocera purchased ¥15,390 million and is obligated to purchase ¥230,081 million in total by the end of December 2020.

Kyocera guarantees the debt of employees, an investee and an unconsolidated subsidiary. At March 31, 2011, the total amount of these guarantees was ¥644 million. The financial guarantees are made in the form of commitments and letters of awareness issued to financial institutions and generally obligate Kyocera to make payments in the event of default by the borrowers.

AVX has been identified by the United States Environmental Protection Agency (EPA), state governmental agencies or other private parties as a potentially responsible party (PRP) under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) or equivalent state or local laws for clean-up and response costs associated with sites at which remediation is required. Because CERCLA has been construed to authorize joint and several liability, the EPA could seek to recover all clean-up costs from any one of the PRPs at a site despite the involvement of other PRPs. At certain sites, financially responsible PRPs other than AVX also are, or have been, involved in site investigation and clean-up activities. We believe that any liability resulting from these sites will be apportioned between AVX and other PRPs.

To resolve AVX’s liability at each of the sites at which AVX has been named a PRP, AVX has entered into various administrative orders and consent decrees with federal and state regulatory agencies governing the timing and nature of investigation and remediation. AVX has paid, or reserved for, all estimated amounts required under the terms of these orders and decrees corresponding to its apportioned share of the liabilities. As is customary, the orders and decrees regarding sites where the PRPs are not themselves implementing the chosen remedy contain provisions allowing the EPA to reopen the agreement and seek additional amounts from settling PRPs in the event that certain contingencies occur, such as the discovery of significant new information about site conditions during clean-up or substantial cost overruns for the chosen remedy. The existence of these reopener provisions, combined with the difficulties of reliably estimating clean-up costs and the joint and several nature of CERCLA liability, makes it difficult to predict the ultimate liability at any site with certainty.

In July 2007, AVX received oral notification from the EPA, and in December 2007, written notification from the U.S. Department of Justice indicating that the United States is preparing to exercise the reopener provision under a 1991 consent decree relating to the environmental conditions at, and remediation of, New Bedford Harbor in the Commonwealth of Massachusetts. The EPA has indicated that remediation costs through October 22, 2010 were approximately ¥35,499 million, not all of which is subject to the reopener provisions. In March 2011, EPA issued a proposal providing alternative remedial action plan to the existing plan for which the future cost estimates ranging from ¥30,046 million to ¥33,283 million, net present value.

AVX has not received complete documentation of past response cost from EPA and therefore has not yet completed an investigation of the monies spent or its available defenses in light of the notification. AVX has also not yet determined whether it can avoid responsibility for all, or some portion, of these costs because the remediation method has changed over time and costs can be appropriately allocated to parties other than AVX. AVX anticipates further discussions with the U.S. Department of Justice, the EPA, and the Commonwealth of Massachusetts regarding the remediation plan and to explore options for resolution of the matter. AVX is continuing to investigate the claim as well as potential defenses and other actions with respect to the site. In light of the foregoing, the potential impact of this matter on Kyocera’s consolidated results of operations, financial condition and cash flows cannot be determined at this time.

Kyocera is subject to various lawsuits and claims which arise, in the ordinary course of business. Kyocera consults with legal counsel and assesses the likelihood of adverse outcome of these contingencies. Kyocera records liabilities for these contingencies when the likelihood of an adverse outcome is probable and the amount can be reasonably estimated. Based on the information available, management believes that damages, if any, resulting from these actions will not have a significant impact on Kyocera’s consolidated results of operations, financial condition and cash flows.